INCOME TAX - Company's net deferred tax asset (Details)	Dec. 31, 2019 USD ($)
Deferred tax liability
Unrealized gain on securities	$ (9,657)
Total deferred tax liability	(9,657)
Valuation allowance	0
Deferred tax liability, net of allowance	$ (9,657)